General information	12 Months Ended
Dec. 31, 2021
Disclosure of general information about financial statements [Abstract]
General information [text block]	GENERAL INFORMATION
Principal activities
The Group is principally engaged in the operation of casino games of chance or games of other forms and the development and operation of destination properties and other ancillary services in Macao. The Group’s immediate holding company is Venetian Venture Development Intermediate II. Las Vegas Sands Corp. (“LVS”), a company incorporated in Nevada, U.S.A., indirectly holds 69.91% ownership interest in the Group as at December 31, 2021, and is the Group’s ultimate holding company.
The Company was incorporated in the Cayman Islands on July 15, 2009 as an exempted company with limited liability under the Companies Act (as amended) of the Cayman Islands. The address of the Company’s registered office in the Cayman Islands is Intertrust Corporate Services (Cayman) Limited, One Nexus Way, Camana Bay, Grand Cayman, KY1-9005, Cayman Islands. The Company’s principal place of business in Hong Kong is Level 54, Hopewell Centre, 183 Queen’s Road East, Hong Kong.
The Group owns and operates The Venetian Macao Resort Hotel ("The Venetian Macao"), The Londoner Macao (formerly Sands Cotai Central), The Parisian Macao, The Plaza Macao, and Sands Macao. The Group’s properties collectively feature some of the world’s largest casinos, luxury suites and hotel rooms, different restaurants and food outlets, spas and theaters for live performances, as well as other integrated resort amenities.
During 2021, the Group achieved milestones in advancing several strategic objectives. The Group continued progress on key development projects for the conversion of Sands Cotai Central into The Londoner Macao, including the opening of The Londoner Macao Hotel in January 2021, featuring 594 London-themed suites; the opening of Londoner Court in September 2021, featuring approximately 370 luxury suites; and the expansion of the retail offerings has been rebranded as Shoppes at Londoner in 2021. The Group anticipates the Londoner Arena, expansion of Shoppes at Londoner and other amenities to be completed before the end of 2022.
The Company’s shares were listed on the Main Board of the Stock Exchange on November 30, 2009.
The consolidated financial statements are presented in millions of United States dollars (“US$ in millions”), unless otherwise stated.

COVID-19 Pandemic Update
In early January 2020, an outbreak of a respiratory illness caused by a novel coronavirus ("COVID-19") was identified and the virus spread rapidly across the world causing the World Health Organization to declare the outbreak of a pandemic on March 12, 2020 (the “COVID-19 Pandemic”). Governments around the world mandated actions to contain the spread of the virus that included stay-at-home orders, quarantines, capacity limits, closures of non-essential businesses, including entertainment activities, and significant restrictions on travel. The government actions varied based upon a number of factors, including the extent and severity of the COVID-19 Pandemic within their respective countries and jurisdictions.
Visitation to Macao has remained substantially below pre-COVID-19 levels as a result of various government policies limiting or discouraging travel. As at the date of this report, other than people from mainland China who in general may enter Macao without quarantine subject to them holding the appropriate travel documents, a negative COVID-19 test result issued within a specified time period and a green health-code, there remains in place a complete ban on entry or a need to undergo various quarantine requirements depending on the person’s residency and recent travel history. The Group’s operations will continue to be impacted and subject to changes in the government policies of Macao, mainland China, Hong Kong and other jurisdictions in Asia addressing travel and public health measures associated with COVID-19.
The Group’s operations have been significantly impacted by the reduced visitation to Macao. The Macao government announced total visitation from mainland China to Macao increased by 48.2% and decreased by 74.8% for 2021, as compared to 2020 and 2019, respectively. The Macao government also announced gross gaming revenue increased by 43.7% and decreased by 70.3% for 2021, as compared to 2020 and 2019, respectively.
On March 3, 2021, the negative COVID-19 test requirement to enter casinos was removed; however, various other health safeguards implemented by the Macao government remained in place, including mandatory mask protection, limitation on the number of seats per table game, slot machine spacing and temperature checks. Management is currently unable to determine when the remaining measures will be eased or cease to be necessary.
As at the date of this report, most businesses are allowed to remain open, subject to social distancing and health code checking requirements as designated by the Macao government. In January 2022, the Macao government commenced the roll out of a non-mandatory contact tracing QR code function at a range of businesses including government buildings, restaurants, hotels and other public venues.
In support of the Macao government’s initiatives to fight the COVID-19 Pandemic, the Group provided one tower (approximately 2,100 hotel rooms) at the Sheraton Grand Macao to the Macao government to house individuals who returned to Macao for quarantine purposes. This tower has been utilized for quarantine purposes on several occasions during 2020 and 2021. From October 4, 2021 to October 30, 2021, an additional tower (approximately 1,800 hotel rooms) at the Sheraton Grand Macao was provided.
The Group’s gaming operations remained open during the year ended December 31, 2021, compared to the same period in 2020 when the Group’s gaming operations were suspended from February 5, 2020 to February 19, 2020 due to a government mandate, except for gaming operations at The Londoner Macao, which resumed on February 27, 2020. Some of the Group’s hotel facilities were also closed during the casino suspension in response to the decrease in visitation and were gradually reopened from February 20, 2020, with the exception of the Conrad Macao at The Londoner Macao, which reopened on June 13, 2020.
Operating hours at restaurants and other venues across the Group’s properties are continuously being adjusted in line with fluctuations in guest visitation. The majority of retail outlets in the Group’s various shopping malls are open with reduced operating hours. The timing and manner in which these areas will return to full operation are currently unknown.
The Group’s ferry operations between Macao and Hong Kong remain suspended. The timing and manner in which the Group’s ferry operations will be able to resume are currently unknown.
The disruptions arising from the COVID-19 Pandemic continued to have a significant adverse impact on the Group’s financial condition and operations during the year ended December 31, 2021. The duration and intensity of this global health emergency and related disruptions are uncertain. Given the dynamic nature of these circumstances, the impact on the Group’s consolidated results of operations, cash flows and financial condition may continue to be material in the future, but cannot be reasonably estimated at this time as it is unknown when the impact of the COVID-19 Pandemic will end, when or how quickly the current travel and operational restrictions will be modified or cease to be necessary and the resulting impact on the Group’s business and the willingness of tourism patrons to spend on travel and entertainment and business patrons to spend on MICE.
While the Group’s properties were open and operating at reduced levels due to lower visitation and the implementation of required safety measures during the year ended December 31, 2021, the current economic and regulatory environment on a global basis and in Macao continues to evolve. The Group cannot predict the manner in which governments will react as the global and regional impact of the COVID-19 Pandemic changes over time, which could significantly alter the Group’s current operations.
The Group has a strong balance sheet and sufficient liquidity in place, including total cash and cash equivalents balance, excluding restricted cash and cash equivalents, of US$678 million and access to US$1.75 billion of available borrowing capacity from the 2018 SCL Revolving Facility as at December 31, 2021. On March 15, 2022, the Company drew down US$19 million and HK$1.42 billion (approximately US$182 million at the exchange rate in effect on the date of this transaction) under the 2018 SCL Credit Facility for general corporate purposes, resulting in a remaining available borrowing capability of US$1.54 billion. Based on the current forecasts, the Group believes it is able to support continuing operations, complete the major construction projects that are underway and respond to the current COVID-19 Pandemic challenges for at least twelve months from the end of the reporting period. The Group has taken various mitigating measures to manage through the current environment, including a cost and capital expenditure reduction program to minimize cash outflow for non-essential items.
Macao subconcession
Gaming in Macao is administered by the government through concession agreements awarded to three different Concessionaires and three Subconcessionaires, of which Venetian Macau Limited (“VML”, a subsidiary of Sands China Ltd.) is one. These concession agreements expire on June 26, 2022. If VML’s Subconcession is not extended or renewed, VML may be prohibited from conducting gaming operations in Macao, and VML could cease to generate revenues from the gaming operations when the Subconcession Contract expires on June 26, 2022. In addition, all of VML’s casino premises and gaming-related equipment could be automatically transferred to the Macao government without any compensation to VML.
On January 18, 2022 the Macao Legislative Assembly published a draft bill entitled Amendment to Law No. 16/2001 to amend Macao’s gaming law (the “Gaming Law”).
Certain changes to the Gaming Law set out in the draft bill include a reduction in the term of future gaming concessions to ten (10) years; authorization of up to six (6) gaming concession contracts; an increase in the minimum capital contribution of concessionaires to 5 billion patacas (approximately US$622 million at exchange rates in effect on December 31, 2021); an increase in the percentage of the share capital of the concessionaire that must be held by the local managing director to 15%; a requirement that casinos be located in real estate owned by the concessionaire; and a prohibition of revenue sharing arrangements between gaming promoters and concessionaires.
On March 3, 2022, the Macao government announced its intention to extend the term of Macao's six concession and subconcession contracts from June 26, 2022 until December 31, 2022 in order to ensure sufficient time to complete the amendment to the Gaming Law and conduct a public tender for the awarding of new gaming concessions. The Macao government invited VML to submit a formal request for an extension along with a commitment to pay the Macao government up to MOP47 million (approximately US$6 million at exchange rates in effect on December 31, 2021) and provide a bank guarantee to secure the fulfilment of VML's payment obligations towards its employees should VML be unsuccessful in tendering for a new concession contract after its Subconcession expires. VML submitted its request for an extension on March 14, 2022. The extension of VML's Subconcession is subject to approval by the Macao government as well as entering into a Subconcession amendment contract with Galaxy Casino, S.A. ("Galaxy").
The Company is actively monitoring developments with respect to the Macao government’s Gaming Law amendment and concession renewal process and continues to believe it will be successful in extending the term of its Subconcession and/or obtaining a new gaming concession when its current Subconcession expires; however, it is possible the Macao government could further change or interpret the associated gaming laws in a manner that could negatively impact the Group.
Under the Senior Notes Indentures (as defined below), upon the occurrence of any event resulting from any change in the Gaming Law (as defined in the indentures) or any action by the gaming authority after which none of the Company or any of its subsidiaries own or manage casino or gaming areas or operate casino games of fortune and chance in Macao in substantially the same manner as they were owning or managing casino or gaming areas or operating casino games as at the issue date of the Senior Notes, for a period of 30 consecutive days or more, and such event has a material adverse effect on the financial condition, business, properties or results of operations of SCL and its subsidiaries, taken as a whole, each holder of the Senior Notes would have the right to require the Company to repurchase all or any part of such holder’s Senior Notes at par, plus any accrued and unpaid interest (the “Investor Put Option”).
Additionally, under the 2018 SCL Credit Facility, the events that trigger an Investor Put Option under the Senior Notes (as described above) would be an event of default, which may result in commitments being immediately cancelled, in whole or in part, and the related outstanding balances and accrued interest, if any, becoming immediately due and payable.
The Subconcession not being extended or renewed and the potential impact if holders of the notes and the agent have the ability to, and make the election to, accelerate the repayment of the Company’s debt would have a material adverse effect on the Group’s business, financial condition, results of operations and cash flows. The Company intends to follow the process for a concession renewal once the process and requirements are announced by the Macao government.